PRIVATE AND CONFIDENTIAL

The Directors
Mix Telematics Limited
Ma

PRIVATE AND CONFIDENTIAL

The Directors
MiX Telematics Limited
Matrix Corner
Howick Close
Waterfall Park
Midrand
1682

Attention: Paul Dell

Date	Direct telephone number	In reply please quote our reference
05 October 2022	(011) 721-5872	M Napo/ S Maharaj/ M Mashabela/ st

Dear Sirs

SECOND AMENDMENT TO EXISTING FACILITY LETTER

1.We, The Standard Bank of South Africa Limited (Registration Number 1962/000738/06) ("the Bank") refer to the facility letter from the Bank to Mix Telematics Limited (Registration Number: 1995/013858/06) ("the Customer") dated 21 February 2018, as amended, varied or supplemented from time to time ("the Facility Letter"). The Bank and the Customer (hereinafter collectively referred to as "the Parties") wish to amend the provisions of the Facility Letter as set out in this second amendment letter ("Second Amendment Letter").
2.Any definitions contained in the Facility Letter, shall apply mutatis mutandis to the provisions of this Second Amendment Letter unless the context indicates otherwise.
3.The amendments contained in this Second Amendment Letter which are, in the opinion of the Bank, for the benefit of the Customer, shall only become of force and effect upon the fulfilment to the satisfaction of the Bank of the following conditions precedent:
3.1.that together with this Second Amendment Letter, the Bank is furnished with a certified copy/ies of the supporting resolution/s in relation to this Second Amendment Letter along the lines of the enclosed specimen/s or in a format otherwise acceptable to the Bank;
3.2.that the Bank is satisfied that the borrowing powers of the Customer, each of the security providers and Additional Parties as provided for in their memorandum of incorporation or equivalent constitutional documents are unlimited, or alternatively that the Facilities are within the amount authorised by the Customer, each of the security providers and each of the Additional Parties in terms of their borrowing powers.
4.To the extent that the Bank allows the Customer to utilise the Facilities prior to the fulfilment of any or all the conditions precedent, the Customer shall be obliged to ensure that such conditions are fulfilled upon the Bank requiring the Customer to do so ("the Deferred Conditions").
5.The conditions precedent in paragraph 3 above is/are for the benefit of the Bank, which may waive any of the said conditions precedent in its sole discretion.
6.Subject to paragraph 4, with respect to any increase to Limit/s, the limit/s previously in place shall be applicable until such time as the said conditions precedent have been fulfilled, waived or become Deferred Conditions.
7.Upon the acceptance of this Second Amendment Letter by the Customer, each of the security providers and Additional Parties, and, in the case only of amendments which are, in the opinion of the Bank, for the benefit of the Customer, the fulfilment and/or waiver of the above conditions precedent, the Facility Letter shall be amended with effect from date of signature hereto ("the Effective Date"), by:

Standard Bank Centre 30 Baker Street Rosebank 2196 / PO Box 61690 Marshalltown 2107 South Africa / standardbank.co.za
Tel. Switchboard: +27 (0)11 721 9000

INITIALS
The Standard Bank of South Africa Limited (Reg. No. 1962/000738/06) Authorised financial services provider and registered credit provider (NCRCP15)

Directors: NMC Nyembezi (Chairman)   L Fuzile* (Chief Executive)   PLH Cook   A Daehnke*
GJ Fraser-Moleketi   Xueqing Guan1   GMB Kennealy  BJ Kruger  Li Li1   JH Maree
NNA Matyumza  KD Moroka   ML Oduor-Otieno2   ANA Peterside CON3   MJD Ruck
SK Tshabalala*   JM Vice

Company Secretary: Z Stephen - 2022/06/06

*Executive Director 1Chinese 2Kenyan 3Nigerian

7.1.deleting the table of Limits in paragraph 1 of the Facility Letter and replacing it with the following table:
"1.    The Facilities

Nature of Facility	"Maximum Aggregate Limit"/ "Limit/s"
Customer Foreign Currency Account Overdraft Facility for use by Mix Telematics International Proprietary Limited (Registration Number: 1963/006970/07) (“Mix Telematics International”)
(subject to paragraph 4.5 below)
R 70 000 000

All amounts outstanding in excess of the above Maximum Aggregate Limits will become immediately due and payable on the Effective Date."
7.2.the deletion of paragraph 4.5 in its entirety and replacing it with a new paragraph 4.5 in the Facility Letter:
"4.5.    Customer Foreign Currency Account Overdraft Facility
4.5.1    Without prejudice to any of the Bank’s rights under paragraph 2 of Appendix A,
Mix Telematics International shall be entitled to utilise a maximum amount of R70 000 000.00 (seventy million Rand) of the Maximum Aggregate Limit of the Working Capital Facility in the form of a customer foreign currency account overdraft facility (“CFC Overdraft Facility”).
4.5.2    Mix Telematics International, whose domicilium address is: Blaauwklip Office Park 2, Corner Strand and Webersvallei Road, Stellenbosch, 7600, acknowledges that its utilisation of the CFC Overdraft Facility must at all times be in accordance with the provisions of sections E(B)(ii) and I.3 (C) of the Currency and Exchange Manual for Authorised Dealers of the South African Reserve Bank, as amended from time to time, and/or any applicable law, regulation and or policy pertaining thereto."
8.Save for the amendments referred to herein, the Facility Letter shall be unaltered and continues to be of full force and effect.
9.In the event of any ambiguity arising or conflict existing between the provisions of this Second Amendment Letter and the provisions of the Facility Letter, the provisions of this Second Amendment Letter shall prevail.
10.This Second Amendment Letter, once signed by the Parties, together with the Facility Letter, constitutes the whole agreement between the Parties in relation to the subject matter hereof and no variation or addition hereto, nor any consensual cancellation of the terms and conditions of this Second Amendment Letter shall be of any force or effect unless reduced to writing and signed by the Parties.
11.This Second Amendment Letter may be signed by the signatories hereto in counterparts and each signed copy shall together constitute one document.
12.Each provision of this Second Amendment Letter is severable, the one from the other and, if at any time any provision is or becomes or is found to be illegal, invalid, defective or unenforceable for any reason by any competent court, the remaining provisions shall be of full force and effect and shall continue to be of full force and effect.
13.To indicate your acceptance of the aforegoing, kindly initial each page of the attached duplicate of this Second Amendment Letter (including any appendices hereto), sign the acknowledgement on the final page of this Second Amendment Letter and return same to the Bank on or before, 15 November 2022, when the offer to amend the Facility Letter as contained in this Second Amendment Letter expires ("the Expiry Date"). This Amendment Letter shall be of no force and effect unless and until it is signed by the Parties on or before the Expiry Date.

Yours faithfully

Signature: ________________________

Name: Mpho Napo

Designation: Client Coverage Manager

INITIALS

TERMS AND CONDITIONS ACCEPTED

SIGNED AT _____________________________ ON _________________________ 2022.
For:    Mix Telematics Limited (Registration Number: 1995/013858/06)

_______________________________________________
Duly authorised hereto

Name:        __________________________________

Designation:    __________________________________

SIGNED AT _____________________________ ON _________________________ 2022.

For:    Mix Telematics Limited (Registration Number: 1995/013858/06)

_______________________________________________
Duly authorised hereto

Name:        __________________________________

Designation:    __________________________________

TERMS AND CONDITIONS ACCEPTED

SIGNED AT _____________________________ ON _________________________ 2022.

For:    Mix Telematics International Proprietary Limited (Registration Number: 1963/006970/07)

_______________________________________________
Duly authorised hereto

Name:        __________________________________

Designation:    __________________________________

SIGNED AT _____________________________ ON _________________________ 2022.

For:    Mix Telematics International Proprietary Limited (Registration Number: 1963/006970/07)

_______________________________________________
Duly authorised hereto

Name:        __________________________________

Designation:    __________________________________

INITIALS

INITIALS

Standard Bank Centre 30 Baker Street Rosebank 2196 / PO Box 61690 Marshalltown 2107 South Africa / standardbank.co.za
Tel. Switchboard: +27 (0)11 721 9000

INITIALS
The Standard Bank of South Africa Limited (Reg. No. 1962/000738/06) Authorised financial services provider and registered credit provider (NCRCP15)

Directors: NMC Nyembezi (Chairman)   L Fuzile* (Chief Executive)   PLH Cook   A Daehnke*
GJ Fraser-Moleketi   Xueqing Guan1   GMB Kennealy  BJ Kruger  Li Li1   JH Maree
NNA Matyumza  KD Moroka   ML Oduor-Otieno2   ANA Peterside CON3   MJD Ruck
SK Tshabalala*   JM Vice

Company Secretary: Z Stephen - 2022/06/06

*Executive Director 1Chinese 2Kenyan 3Nigerian